                                                                   EXHIBIT 10.18

                            LETTER OF UNDERSTANDING

This Letter of Understanding (Letter) is entered into by and between ARIZONA ELECTRIC POWER COOPERATIVE, INC., an incorporated cooperative association organized and existing under the laws of the State of Arizona; ARIZONA PUBLIC SERVICE COMPANY, an Arizona corporation; CITY OF FARMINGTON, an incorporated municipality existing as a political subdivision under the laws of the State of New Mexico; EL PASO ELECTRIC COMPANY, a Texas corporation; INCORPORATED, COUNTY OF LOS ALAMOS, a political subdivision of the State of New Mexico; NEVADA POWER COMPANY, a Nevada corporation; PLAINS ELECTRIC GENERATION AND TRANSMISSION COOPERATIVE, INC., an incorporated cooperative association organized and existing under the laws of the State of New Mexico; PUBLIC SERVICE COMPANY OF NEW MEXICO, a New Mexico corporation; SALT RIVER PROJECT AGRICULTURAL IMPROVEMENT AND POWER DISTRICT, an agricultural improvement district organized and existing under the laws of the State of Arizona; TUCSON ELECTRIC POWER COMPANY, an Arizona corporation; and THE UNITED STATES OF AMERICA, WESTERN AREA POWER ADMINISTRATION, DESERT SOUTHWEST REGION represented by the officer executing this Agreement, a duly appointed successor or a duly authorized representative, pursuant to the Acts of Congress dated June 17, 1902 (32 Stat.
388), and August 4, 1977 (91 Stat. 565), and acts amendatory thereof or supplementary thereto. The entities listed above are hereinafter referred to collectively as "Parties" and individually as "Party."

     IN CONSIDERATION OF THE MUTUAL COVENANTS AND PROMISES HEREIN SET FORTH, THE PARTIES AGREE AS FOLLOWS:

     In accordance with Section 5.1 of the Southwest Reserve Sharing Group
(SRSG) Participation Agreement, the Parties agree to shorten the notice period required to withdraw from the SRSG Participation Agreement from one (1) year to thirty (30) days advance written

Southwest Reserve Sharing Group
Letter of Understanding
Page 2

notice. This interim notice requirement shall apply to the period of January 1, 1998 through June 30, 1998.

        The Parties agree to direct the Operating Committee to create an Operating Procedure to address penalties associated with non-compliance of the SRSG Participation Agreement by April 1, 1998. In the event the Operating Committee is unsuccessful in creating such Operating Procedure by April 1, 1998, the Operating Committee shall recommend to the Executive Committee a list of options. The Executive Committee shall make a final determination relating to penalties prior to May 1, 1998. The final determination of the Operating or Executive Committee shall be binding on all Parties. In any event, any and all penalty assessments shall be waived for the period of January 1, 1998 through June 30, 1998.

        Upon the execution of this Letter, the Parties agree that the following Operating Procedures, issued November 3, 1997, shall become effective January 1, 1998:

          *  Resource Reserve Qualification

          *  Data Submittals

          *  After the Fact Hourly Reserve Calculations

          *  Activation of Reserves for Emergency Assistance

          *  Emergency Communication Procedure

          *  Suspension or Termination of Membership

        The terms and conditions of this Letter of Understanding shall terminate on July 1, 1998.

                                        \\\

                                        \\\

                                        \\\

Southwest Reserve Sharing Group
Letter of Understanding
Page 3

        Each Party hereto represents and warrants that the person executing this Letter has been duly authorized to act on its behalf.

                                        ARIZONA ELECTRIC POWER COOPERATIVE, INC.


                                        By:     /s/ MILES H. OLDFATHER
                                            ------------------------------------
                                        TITLE:  Board Vice President
                                               ---------------------------------
                                        DATE:   November 11, 1997
                                               ---------------------------------



                                        ARIZONA PUBLIC SERVICE COMPANY


                                        By:     /s/ JACK DAVIS
                                            ------------------------------------
                                        TITLE:  Executive V.P. Commercial
                                               ---------------------------------
                                                Operations
                                               ---------------------------------
                                        DATE:   November 7, 1997
                                               ---------------------------------



                                        CITY OF FARMINGTON


ATTEST:                                 By:     /s/ MAUDE GRANTHAM RICHARDS
                                            ------------------------------------
                                        TITLE:  Electric Utility Director
                                               ---------------------------------
----------------------------------      DATE:   November 14, 1997
                                               ---------------------------------



                                        EL PASO ELECTRIC COMPANY


                                        By:     /s/ JOHN A. WHITACRE
                                            ------------------------------------
                                        TITLE:  Assistant VP-System Operations
                                               ---------------------------------
                                        DATE:   November 24, 1997
                                               ---------------------------------

Southwest Reserve Sharing Group
Letter of Understanding
Page 4

                                        INCORPORATED COUNTY OF LOS ALAMOS


                                        By:     /s/ D. CHRISTOPHER ORTEGA
                                            ------------------------------------
                                        TITLE:  Utilities Manager
                                               ---------------------------------
                                        DATE:   November 13, 1997
                                               ---------------------------------



                                        NEVADA POWER COMPANY


                                        By:     /s/ MATT H. DAVIS
                                            ------------------------------------
                                        TITLE:  Division Director, System
                                               ---------------------------------
                                                Planning & Operations
                                               ---------------------------------
                                        DATE:   November 6, 1997
                                               ---------------------------------



                                        PLAINS ELECTRIC GENERATION AND
                                        TRANSMISSION COOPERATIVE, INC.


ATTEST:                                 By:     /s/ MICHAEL S. McINNES
                                            ------------------------------------
                                        TITLE:  Executive VP/General Manager
                                               ---------------------------------
----------------------------------      DATE:   November 10, 1997
Assistant Secretary                            ---------------------------------



                                        PUBLIC SERVICE COMPANY OF NEW MEXICO


                                        By:     /s/ R. FLYNN
                                            ------------------------------------
                                        TITLE:  Sr. Vice President, Electric
                                               ---------------------------------
                                                Services
                                               ---------------------------------
                                        DATE:   November 10, 1997
                                               ---------------------------------

Southwest Reserve Sharing Group
Letter of Understanding
Page 5

                                        SALT RIVER PROJECT AGRICULTURAL
                                        IMPROVEMENT AND POWER DISTRICT


                                        By:     /s/ MARK B. BONSALL
                                            ------------------------------------
                                        TITLE:  Associate General Manager
                                               ---------------------------------
                                                Marketing, Customer Service,
                                               ---------------------------------
                                                Finance and Planning
                                               ---------------------------------
                                        DATE:   November 13, 1997
                                               ---------------------------------



                                        TUCSON ELECTRIC POWER COMPANY


                                        By:     /s/ N. A. DELAWDER
                                            ------------------------------------
                                        TITLE:  Vice President
                                               ---------------------------------
                                        DATE:   November 12, 1997
                                               ---------------------------------



                                        WESTERN AREA POWER ADMINISTRATION
                                        DESERT SOUTHWEST REGION


                                        By:     /s/ J. T. CARLSON
                                            ------------------------------------
                                        TITLE:  Regional Manager
                                               ---------------------------------
                                        DATE:   November 17, 1997
                                               ---------------------------------

                        SOUTHWEST RESERVE SHARING GROUP

                            PARTICIPATION AGREEMENT



Execution Copy

                        SOUTHWEST RESERVE SHARING GROUP
                        -------------------------------
                            PARTICIPATION AGREEMENT
                            -----------------------
                               TABLE OF CONTENTS
                               -----------------


SECTION                          TITLE                                 PAGE
-------                          -----                                 ----

  1.  PARTIES........................................................ 1

  2.  RECITALS....................................................... 2

  3.  AGREEMENT...................................................... 3

  4.  DEFINITIONS.................................................... 3

      4.1   Administrative Costs..................................... 3
      4.2   Administrator Site System................................ 3
      4.3   Agreement................................................ 3
      4.4   Agreement Developmental Fee.............................. 3
      4.5   Area Control Error (ACE)................................. 3
      4.6   Capacity................................................. 3
      4.7   Capital Expenditures..................................... 4
      4.8   Contingency Reserve...................................... 4
      4.9   Control Area............................................. 4
      4.10  Developmental Costs...................................... 4
      4.11  Disturbance.............................................. 4
      4.12  Emergency................................................ 4
      4.13  Emergency Assistance..................................... 5
      4.14  Energy................................................... 5
      4.15  Executive Committee...................................... 5
      4.16  Exhibits................................................. 5
      4.17  Firm Commitment.......................................... 5
      4.18  Firm Load................................................ 5
      4.19  Funding Agreement No. 2.................................. 5
      4.20  Interim Funding Agreement No. 1.......................... 5
      4.21  Load..................................................... 5
      4.22  Most Severe Single Contingency........................... 5
      4.23  NERC Disturbance Control Standard (DCS).................. 6
      4.24  Non-Spinning Reserve..................................... 6
      4.25  Operating Committee...................................... 6
      4.26  Operating Procedure...................................... 6
      4.27  Operating Reserve........................................ 6
      4.28  Peak Commitment.......................................... 6
      4.29  Service Schedule......................................... 6
      4.30  Single Contingency....................................... 6
      4.31  Spinning Reserve......................................... 7
      4.32  SRSG..................................................... 7
      4.33  SRSG Administrator....................................... 7
      4.34  SRSG Emergency Assistance Matrices....................... 7
      4.35  SRSG Firm Deliveries..................................... 7

      4.36  SRSG Firm Receipts....................................... 7
      4.37  System................................................... 7
      4.38  WSCC Minimum Operating Reliability Criteria.............. 7

  5.  EFFECTIVE DATE AND TERM........................................ 7

  6.  RESOLUTION OF CONFLICTS........................................ 8

  7.  PARTY OBLIGATIONS.............................................. 8

  8.  ORGANIZATION AND ADMINISTRATION................................ 10

      8.1  SRSG Administrator........................................ 10
      8.2  Executive Committee....................................... 12
      8.3  Operating Committee....................................... 14
      8.4  General................................................... 15

  9.  MEMBERSHIP ELIGIBILITY AND CERTIFICATION....................... 16

  10. COST RESPONSIBILITIES.......................................... 18

  11. DISBURSEMENT OF FUNDS.......................................... 19

      11.1  Application Fees......................................... 19
      11.2  Entrance Fees............................................ 19
      11.3  Penalty Funds............................................ 19
      11.4  Administrative Costs..................................... 19

  12. VOTING AND APPROVALS........................................... 19

      12.1  Amendments............................................... 20
      12.2  Operating Procedures..................................... 20
      12.3  Committee Voting......................................... 20

  13. BILLING AND PAYMENTS........................................... 21

  14. AUDITS......................................................... 23

  15. DISPUTE RESOLUTION............................................. 24

  16. UNCONTROLLABLE FORCES.......................................... 26

  17. WAIVERS........................................................ 27

  18. NOTICES........................................................ 27

  19. APPROVALS...................................................... 28

  20. TRANSFER OF INTEREST IN AGREEMENT.............................. 29

  21. SEVERABILITY................................................... 30

  22. RELATIONSHIPS OF PARTIES....................................... 30

  23. NO DEDICATION OF FACILITIES.................................... 30

  24. THIRD PARTY BENEFICIARIES...................................... 30

  25. LIABILITY...................................................... 31

  26. DEFAULTS....................................................... 31

  27. OTHER AGREEMENTS............................................... 33

  28. PROPRIETARY INFORMATION........................................ 33

  29. PARTICIPATION BY THE UNITED STATES............................. 33

  30. CONTINGENT UPON APPROPRIATIONS................................. 34

  31. OFFICIALS NOT TO BENEFIT....................................... 34

  32. EXECUTION BY COUNTERPART....................................... 34

  33. SIGNATURE CLAUSE............................................... 35

EXHIBITS
--------

  A.  Official Mailing Titles and Addresses of the Parties..........Ex A-1

  B.  Official Billing Addresses................................... Ex B-1

  C   Agreement Developmental Fee.................................. Ex C-1

SERVICE SCHEDULES
-----------------

  A.  RESERVE OBLIGATIONS............................................ A-1

  B.  ACTIVATION OF RESERVES FOR EMERGENCY ASSISTANCE................ B-1

                        SOUTHWEST RESERVE SHARING GROUP

                            PARTICIPATION AGREEMENT

1.   PARTIES:

     The Parties to this SOUTHWEST RESERVE SHARING GROUP PARTICIPATION AGREEMENT are: ARIZONA ELECTRIC POWER COOPERATIVE, INC., an incorporated cooperative association organized and existing under the laws of the State of Arizona (hereinafter called "AEPC"); ARIZONA PUBLIC SERVICE COMPANY, an Arizona corporation (hereinafter called "APS"); CITY OF FARMINGTON, an incorporated municipality existing as a political subdivision under the laws of the State of New Mexico (hereinafter called "FARM"); EL PASO ELECTRIC COMPANY, a Texas corporation (hereinafter called "EPE"); INCORPORATED COUNTY OF LOS ALAMOS, a political subdivision of the State of New Mexico (hereinafter called "LAC"); NEVADA POWER COMPANY, a Nevada corporation (hereinafter called "NEVP"); PLAINS ELECTRIC GENERATION AND TRANSMISSION COOPERATIVE, INC., an incorporated cooperative association organized and existing under the laws of the State of New Mexico (hereinafter called "PEGT"); PUBLIC SERVICE COMPANY OF NEW MEXICO, a New Mexico corporation (hereinafter called "PNM"); SALT RIVER PROJECT AGRICULTURAL IMPROVEMENT AND POWER DISTRICT, an agricultural improvement district organized and existing under the laws of the State of Arizona (hereinafter called "SRP"); TUCSON ELECTRIC POWER COMPANY, an Arizona corporation (hereinafter called "TEP"); and THE UNITED STATES OF AMERICA, WESTERN AREA POWER ADMINISTRATION, DESERT SOUTHWEST REGION represented by the officer executing this Agreement, a duly appointed successor or a duly authorized representative, pursuant to the Acts of Congress dated June 17, 1902 (32 Stat. 388), and August 4, 1977 (91 Stat. 565), and acts amendatory thereof or supplementary thereto (hereinafter called "WALC"). The entities listed above are hereinafter referred to collectively as "Parties" and individually as "Party."

2.   RECITALS:

     2.1 Parties from Arizona, Nevada, New Mexico, and West Texas have developed a conceptual framework for a regional reserve sharing group that for some Parties will replace their Inland Power Pool membership when the Amended and Restated Inland Power Pool Agreement expires on December 31, 1997.

     2.2 The Southwest Reserve Sharing Group (SRSG) will allow for sharing of Contingency Reserves among the Parties in order to realize a more efficient and economic power system operation while maintaining the reliability of the interconnected system. Any other reserve obligation necessary to meet North American Electric Reliability Council (NERC) and Western Systems Coordinating Council (WSCC) criteria will continue to be the responsibility of each Party.

     2.3 It is the intent of the Parties to meet or exceed all WSCC and NERC reliability criteria, as such criteria may be amended, modified, or revised.

     2.4 The Parties believe that this Agreement will yield important benefits to their respective customers or members. Such benefits include the following:

          2.4.1 The combined Loads of the Parties can be supplied and protected with less aggregate Contingency Reserve resulting in a net savings in operating expenses.

          2.4.2 Emergency conditions can be met with less likelihood of curtailment or impairment of electric service to customers or members of the Parties.

          2.4.3 The Parties can promote, facilitate, and coordinate the operation of the respective Systems of the Parties, to the benefit of the interconnected system.

     2.5 Each Party is willing to utilize its respective electric generation and transmission systems to the extent of its respective obligations which are set forth in this Agreement.

3.   AGREEMENT:

     IN CONSIDERATION OF THE MUTUAL COVENANTS AND PROMISES HEREIN SET FORTH, THE PARTIES AGREE AS FOLLOWS:

4.   DEFINITIONS:

     The following terms, whether in the singular or in the plural, when initially capitalized in this Agreement, shall have the meanings specified:

     4.1  Administrative Costs - Costs incurred by the SRSG Administrator in
          --------------------
          performing ongoing administrative functions assigned pursuant to
          Section 8.1 herein.

     4.2  Administrator Site System - A computer application system, operated
          -------------------------
          and maintained by the SRSG Administrator, that (i) contains the data provided by each Party, (ii) provides tools for the maintenance of such data, and (iii) provides a means to determine and allocate reserve quotas, Emergency Assistance, reserve penalties and settlements to each Party.

     4.3  Agreement - This Southwest Reserve Sharing Group Participation
          ---------
          Agreement, together with the Service Schedules, attachments thereto, and Exhibits.

     4.4  Agreement Developmental Fee - A fee charged to new members which
          ---------------------------
          reflects costs incurred by the Parties in the formation of the SRSG. Such fee shall be determined in accordance with Exhibit C attached hereto.

     4.5  Area Control Error (ACE) - The instantaneous difference between
          ------------------------
          actual and scheduled interchange, taking into account the effects of frequency bias (and time error or unilateral inadvertent interchange if automatic correction for either is part of the system's automatic generation control).

     4.6  Capacity - The rated continuous load-carrying ability, expressed in
          --------
          megawatts.

          (MW) or megavoltamperes (MVA) of generation, transmission, or other electrical equipment.

     4.7  Capital Expenditures - All capital costs incurred by the SRSG in
          --------------------
          association with making enhancements to, or the replacement of, the initial hardware and software system of the SRSG.

     4.8  Contingency Reserve - A portion of Operating Reserve, sufficient to
          -------------------
          reduce ACE to meet the NERC Disturbance Control Standard following the Most Severe Single Contingency. Contingency Reserve consists of both Spinning Reserve and Non-Spinning Reserve; however, at least fifty percent (50%) of this Contingency Reserve shall be Spinning Reserve. Any Spinning Reserve in excess of a Party's Spinning Reserve quota may count towards its remaining Contingency Reserve quota.

     4.9  Control Area - An area comprised of an electrical system or systems,
          ------------
          bound by interconnection metering and telemetry, capable of controlling generation to maintain its interchange schedule with other Control Areas and contributing to frequency regulation of the interconnection.

     4.10 Developmental Costs - All costs incurred in the initial development
          -------------------
          of the hardware and software systems associated with the Administrator Site System.

     4.11 Disturbance - The sudden loss of a Party's transmission or generation
          -----------
          Capacity that causes an ACE of a magnitude that requires immediate action to meet NERC performance criteria.

     4.12 Emergency - An abnormal system condition which requires immediate
          ---------
          manual or automatic action to prevent loss of Firm Load, equipment damage, or to prevent tripping of system elements that could adversely affect the reliability of the electric system.

     4.13 Emergency Assistance - Energy furnished to a Party under Emergency
          --------------------
          conditions when power supply to the Party's Firm Commitments is threatened or curtailed.

     4.14 Energy - The accumulated amount of power delivered over a stated time
          ------
          interval; usually expressed in megawatt hours (MWh).

     4.15 Executive Committee - That committee established pursuant to Section 8
          -------------------
          herein.

     4.16 Exhibits - Exhibits A, B, and C attached hereto, as they may be
          --------
          amended, modified, or revised.

     4.17 Firm Commitment - The Load associated with wholesale and retail power
          ---------------
          customers on whose behalf the Party, by statute, franchise, regulatory requirement, or contract, has undertaken an obligation to operate the Party's system to meet the reliable electric needs of such customers. For SRSG purposes, Firm Commitment shall be calculated as the sum of Firm Load, plus SRSG Firm Deliveries, less SRSG Firm Receipts.

     4.18 Firm Load - Power and Energy requirements (including system losses) of
          ---------
          customers which a Party is obligated to supply at all times.

     4.19 Funding Agreement No. 2 - The Southwest Reserve Sharing Group Funding
          -----------------------
          Agreement No. 2 executed by the Parties on July 2, 1997.

     4.20 Interim Funding Agreement No. 1 - The Southwest Reserve Sharing Group
          -------------------------------
          Interim Funding Agreement No. 1 executed by the Parties on February 28, 1997.

     4.21 Load - An end-use device or customer that receives power from the
          ----
          electric system.

     4.22 Most Severe Single Contingency - That Single Contingency which
          ------------------------------
          results in the most adverse system performance under any operating condition or anticipated mode of operation.

     4.23 NERC Disturbance Control Standard (DCS) - The NERC Disturbance Control
          ---------------------------------------
          Standard established in accordance with NERC Policy 1, as it may be amended, modified, or revised.

     4.24 Non-Spinning Reserve - That portion of Operating Reserve not
          --------------------
          connected to the system but capable of serving demand within ten (10) minutes, or interruptible Load that can be removed from the system within ten (10) minutes.

     4.25 Operating Committee - That committee established pursuant to Section 8
          -------------------
          herein.

     4.26 Operating Procedure - Written procedures, developed and approved by
          -------------------
          the Operating Committee pursuant to Section 8 herein, to implement specific provisions of this Agreement.

     4.27 Operating Reserve - That capability above firm system demand required
          -----------------
          to provide for regulation, Load forecasting error, forced and scheduled outages, and local area protection. Operating Reserve consists of Spinning Reserve and Non-Spinning Reserve.

     4.28 Peak Commitment - The highest hourly Firm Commitment during a
          ---------------
          designated time period.

     4.29 Service Schedule - A specific written agreement among the Parties for
          ----------------
          the purposes of dictating or specifying methods of coordination, operation, maintenance, or planning of the respective Systems, for improving the reliability of power supply and achieving economics for the customers or members served by the Parties.

     4.30 Single Contingency - The loss of a single system element under any
          ------------------
          operating condition or anticipated mode of operation.

     4.31 Spinning Reserve - Unloaded generation which is synchronized and
          ----------------
          ready to serve additional demand.

     4.32 SRSG - The Southwest Reserve Sharing Group.
          ----

     4.33 SRSG Administrator - That Party or entity designated to perform
          ------------------
          duties as provided for in Section 8 herein.

     4.34 SRSG Emergency Assistance Matrices - Those matrices depicting the
          ----------------------------------
          allocation of Emergency Assistance among the Parties.

     4.35 SRSG Firm Deliveries - Deliveries which are not recallable in less
          --------------------
          than ten (10) minutes.

     4.36 SRSG Firm Receipts - Receipts which are not recallable in less than
          ------------------
          sixty (60) minutes.

     4.37 System - The integrated electrical facilities, which may include
          ------
          generation, transmission and distribution facilities, that are controlled by one organization.

     4.38 WSCC Minimum Operating Reliability Criteria - WSCC Minimum Operating
          -------------------------------------------
          Reliability Criteria dated March 11, 1997, as such criteria may be amended, modified, or revised.

5.   EFFECTIVE DATE AND TERM:

     5.1 This Agreement shall become effective on the later of: (i) when duly executed by all Parties, (ii) when filed with the Federal Energy Regulatory Commission for acceptance, or (iii) January 1, 1998. This Agreement shall continue in effect for a period of ten (10) years from said effective date and thereafter on a year to year basis until terminated by the Parties; provided, however, that any Party may withdraw its participation at any time after the effective date of this Agreement by providing written notice to the Executive Committee at least one (1) year in advance of its effective date of withdrawal, unless a shorter period of time is agreed to by all Parties.

     5.2 As of the effective date of withdrawal, the withdrawing Party shall have no further rights or obligations under this Agreement, except payment of amounts then or previously due. Such amounts shall include any financial obligation incurred hereunder prior to the effective date of withdrawal and any amounts incurred by the SRSG Administrator in processing the withdrawal of such Party.

     5.3 Neither expiration, termination nor voiding of this Agreement shall relieve a Party of its obligation to make payment of amounts due hereunder.

     5.4 No Party shall oppose before any regulatory agencies having jurisdiction, a Party's withdrawal from this Agreement, so long as the provisions of Sections 5.1 and 5.2 herein have been met.

6.   RESOLUTION OF CONFLICTS:

     In the event of a conflict between the terms and conditions of this Agreement and a Service Schedule, the terms and conditions of the Service Schedule shall prevail.

7.   PARTY OBLIGATIONS:

     7.1 It is the intent of the Parties to meet or exceed the WSCC Minimum Operating Reliability Criteria and the NERC Control Performance And Disturbance Control Standards, as they may be adopted, modified, or revised.

     7.2 The SRSG has been formed for the purpose of sharing Contingency Reserves. Each Party shall maintain, or cause to be maintained, an amount of Contingency Reserve equal to or greater than its Contingency Reserve requirement, as such requirement shall be determined in accordance with Service Schedules A and B attached hereto.

     7.3 Each Party shall activate and provide its Contingency Reserves to other Parties, as requested, in accordance with Service Schedule B attached hereto.

     7.4 Each Party shall operate its System continuously in parallel; provided, however, that each Party shall have the right to temporarily separate the facilities of its System from the System of any other Party when, in the judgment of the separating Party, abnormal operating conditions exist which require such separation to prevent damage to its facilities, injuries to personnel or impairment of service to its customers or members; and for necessary inspection, maintenance, repair or replacement of its facilities, or additional construction.

     7.5 Each Party shall exercise reasonable efforts to construct, operate and maintain its System to avoid the likelihood of a Disturbance originating within its System causing an impairment of service in the Systems of other Parties and to minimize the exposure to damage resulting from Disturbances on the System of other Parties.

     7.6  The Parties shall comply with all SRSG Operating Procedures.

     7.7 Any Party within a Control Area may make arrangements with the host Control Area to provide or share reserve responsibilities between themselves or third parties, to include billings for reserve deficiency, or any other services rendered, so long as the total reserve responsibility is accommodated.

     7.8 Each Party shall be responsible to provide and maintain hardware and software which is compatible with the Administrator Site System for complying with the reporting requirements of this Agreement.

     7.9 Each Party is responsible for any financial obligation derived from its membership herein.

     7.10 Each Party shall be responsible for its share of costs and expenses attributable to the SRSG Administrator performing its functions pursuant to this Agreement.

     7.11 Each Party shall cooperate with the SRSG Administrator and provide the SRSG Administrator information necessary for the performance of its duties herein.

8.   ORGANIZATION AND ADMINISTRATION:

     As a means of securing effective and timely cooperation within the activities of the SRSG and a means of facilitating the administration, coordination, operations and problem solving, the Parties hereby establish
     (i) the role of a SRSG Administrator, (ii) an Executive Committee, and
     (iii) an Operating Committee.

     8.1  SRSG Administrator
          ------------------

          8.1.1 The SRSG Administrator shall be designated by the Operating Committee from among the Parties of the SRSG; provided, however, that the Operating Committee, with the approval of the Executive Committee, may designate an entity other than a Party to serve as SRSG Administrator.

          8.1.2 The SRSG Administrator may resign by providing written notice to both the Executive Committee and the Operating Committee at least one (1) year in advance of the effective date of its resignation, unless a shorter period of time is agreed to by all Parties.

          8.1.3 The SRSG Administrator may be removed at any time by the Executive Committee, with or without cause.

          8.1.4 Upon resignation or removal of the SRSG Administrator pursuant to Section 8.1.2 or Section 8.1.3 herein, the outgoing SRSG Administrator shall:

                 8.1.4.1 Transfer and provide technical training regarding all hardware, software, and all other material owned by the SRSG or owned on behalf of the SRSG to the new SRSG Administrator; and

                 8.1.4.2 Settle all outstanding financial obligations corresponding with its term as SRSG Administrator and transfer any remaining SRSG funds to the new SRSG Administrator.

          8.1.5 The SRSG Administrator shall be responsible for performing its assigned duties in accordance with Operating Procedures established by the Operating Committee. Such duties shall include, but not be limited to the following:

                 8.1.5.1  Data - Data collection, data monitoring, and data
                          ----
                          processing.


                 8.1.5.2  Preparation and Consolidation of Reports
                          ----------------------------------------

                          8.1.5.2.1 Maintenance and preservation of all records (including both the Executive Committee and Operating Committee meeting minutes and Operating Procedures) reasonably necessary for the performance of the duties hereunder.

                          8.1.5.2.2 Submission of an annual budget to the Operating Committee and the tracking of SRSG related expenses.

                          8.1.5.2.3 Preparation and distribution of SRSG reports required by NERC, WSCC, and the Operating Committee.

                 8.1.5.3  Administrator Site System - The SRSG Administrator
                          -------------------------
                          shall be responsible for the procurement, operation, maintenance, and the coordination of the Administrator Site System.

                 8.1.5.4  Payments - The SRSG Administrator shall be
                          --------
                          responsible for the payment of invoices and the distribution of funds in accordance with this Agreement.

                 8.1.5.5  Other Duties as Assigned - Such other duties shall
                          ------------------------
                          include but not be limited to the following:

                          8.1.5.5.1 Training and consulting for the Parties in association with questions or problems relating to SRSG reserves and SRSG data reporting;

                          8.1.5.5.2 Certify that an applicant has met all membership eligibility criteria as set forth in Section 9 herein;

                          8.1.5.5.3 Notify the Executive Committee and all Parties that an applicant has met all membership criteria and is now a Party to the SRSG;

                          8.1.5.5.4 Notify all Parties when an existing Party(ies) is not in compliance with this Agreement.

                          8.1.5.5.5 Bill each Party for its share of expenses incurred pursuant to Section 13 herein.

                          8.1.5.5.6 Cooperate with an audit request of the Operating Committee pursuant to Section 14 herein.

                          8.1.5.5.7 Make available during its normal business hours all the records and accounts maintained by the SRSG Administrator pertaining to the requesting Party(ies) and pursuant to activities and responsibilities hereunder. Such records shall be made available in a timely manner and at the requesting Party's expense.

     8.2  Executive Committee
          -------------------

          The Executive Committee shall consist of one representative from each Party designated pursuant to Section 8.4 herein. The responsibilities of the

          Executive Committee are as follows:

          8.2.1 To establish additional subcommittees as it may from time to time deem necessary;

          8.2.2 To review at least annually the activities of all committees to ensure their activities are coordinated and consistent with the spirit and intent of this Agreement;

          8.2.3 To review unresolved disputes which may arise within the SRSG and resolve the disputes pursuant to Section 15 herein;

          8.2.4  To review and approve the annual budget of the SRSG;

          8.2.5 To review and recommend to the Parties for approval additions or amendments to this Agreement;

          8.2.6 To receive, review, and process an applicant's written request to become a Party, in accordance with Section 9 herein and where applicable, notify entities of their SRSG eligibility in accordance with Section 10.2 herein;

          8.2.7 To establish, review, approve, and maintain procedures for the determination and recertification of creditworthiness for new applicants and existing members respectively;

          8.2.8 To establish procedures for the allocation to and payment by any new Party to the existing Parties for the past, current and future cost of facilities, equipment, services, or other costs such as software that are of benefit to all Parties;

          8.2.9 To review and process, in accordance with Section 5 herein, the notice by a Party to withdraw as a Party to this Agreement;

          8.2.10 To review and process the termination of a Party's rights and obligations under this Agreement;

          8.2.11 To provide minutes for all Executive Committee meetings and distribute copies of such minutes to all committee members and to the SRSG Administrator; and

          8.2.12 To do such other things and carry out such duties as specifically required or authorized by this Agreement.

     8.3  Operating Committee
          -------------------

          The Operating Committee shall consist of one representative from each Party designated pursuant to Section 8.4 herein. The responsibilities of the Operating Committee are as follows:

          8.3.1 To establish Operating Procedures for the sharing of Contingency Reserves such that the SRSG will meet or exceed the WSCC Minimum Operating Reliability Criteria and NERC's Disturbance Control Standards relative to Contingency Reserves, as they may be amended, modified, or revised;

          8.3.2 To establish, review, approve, and modify Operating Procedures, consistent with the provisions herein, for the guidance of operating employees in the Parties' Systems as to matters affecting the ability to maintain Contingency Reserves, the delivery and receipt of Emergency Assistance, and other similar operating matters;

          8.3.3 To establish, review, approve, and modify Operating Procedures for determining the ratings of the generating facilities of the Parties;

          8.3.4 To establish, review, approve and modify Operating Procedures for calculating Contingency Reserves within the SRSG;

          8.3.5 To establish, review, approve, and modify Operating Procedures relating to Contingency Reserve deficiencies;

          8.3.6 To establish, review, approve, and modify Operating Procedures relating to suspension or termination of a Party from this Agreement;

          8.3.7 To establish a "Disturbance Review" task force to review all SRSG Disturbances to ensure that all SRSG and individual Party reliability obligations are being met;

          8.3.8  To ensure the proper level and location of reserves;

          8.3.9 To designate a SRSG Administrator to function under the direction of the Operating Committee;

          8.3.10 To review and recommend, as necessary, the types and arrangement of equipment and associated communication facilities needed for SRSG operations;

          8.3.11 To review and recommend approval of the annual budget, prepared by the SRSG Administrator, to the Executive Committee;

          8.3.12 To develop, review, approve, and recommend changes to the SRSG Emergency Assistance Matrices;

          8.3.13 To review and process the suspension of all benefits of reserve sharing and applicable reserve sharing obligations of a Party;

          8.3.14 To recommend the termination of a Party from the Agreement to the Executive Committee;

          8.3.15 To provide minutes for all Operating Committee meetings and distribute copies of such minutes to all committee members and to the SRSG Administrator; and

          8.3.16 To do such other things and carry out such duties as specifically required or authorized by this Agreement.

     8.4  General
          -------

          8.4.1 Each Party shall designate, in accordance with Section 18 herein, its representative and alternate representative (to act in the absence of the designated representative) on each committee within thirty
                 (30) days after the execution of this Agreement. Notice of any change of representation shall be given by written notice to the other Parties and the SRSG Administrator. Each Party's designated representatives or alternate representatives will be authorized to act on its behalf with respect to those committee responsibilities provided herein.

          8.4.2  Each committee shall meet at least annually.

          8.4.3 Each committee will elect a chairperson and establish a meeting protocol at its first meeting.

          8.4.4  Each committee shall elect a new chairperson at least every two
                 (2) years thereafter, provided, that a succeeding chairperson may not be from the same Party.

          8.4.5  No committee shall have the authority to amend this Agreement.

9.   MEMBERSHIP ELIGIBILITY AND CERTIFICATION:

     An entity may apply and become a Party to this Agreement by submitting to the Executive Committee a written request for membership to the SRSG, accompanied by a non-refundable application fee of five thousand dollars ($5,000), and by demonstrating to the satisfaction of the Executive Committee that the entity can continuously meet the criteria and certification requirements set forth below:

     9.1  It is eligible to file a request for transmission service pursuant to
          Section 211 of the Federal Power Act.

     9.2 It can maintain, provide and receive reserves, by contractual arrangement or otherwise, as required pursuant to this Agreement, and is able to deliver and receive Energy associated with these reserves at one or more of the following high voltage switchyards:

               (a) Four Corners 230 kV or 345 kV Switchyards;

               (b) Navajo 500 kV Switchyard;
               (c) Palo Verde 500 kV Switchyard;
               (d) San Juan 345 kV Switchyard;
               (e) Westwing 500 kV Switchyard;
               (f) Shiprock 345 kV Switchyard;
               (g) Mead 230 kV, 345 kV, or 500 kV Switchyards;
               (h) Greenlee 345kV Switchyard;
               (i) West Mesa 345kV, Switchyard;
               (j) Other switchyards as may be determined by the Operating
                   Committee.

9.3 It has established appropriate creditworthiness consistent with the criteria established in accordance with Section 8.2.7 herein.

9.4 It has the ability to provide documentation of an ACE or ACE equivalent measurement. The SRSG will operate using all individual Party's ACE data for Disturbance evaluation.

9.5 It has the ability to comply with all applicable terms and conditions established pursuant to Service Schedules A and B hereto.

9.6 Upon demonstrating to the satisfaction of the Executive Committee that such entity meets the criteria set forth in Sections 9.1 through 9.5 herein, the entity shall be deemed eligible to become a Party.

9.7 Once the entity has been deemed eligible to become a Party, the Executive Committee shall direct the SRSG Administrator to begin the certification process.

9.8 The certification process shall consist of the following: (i) execution of this Agreement or a counterpart hereof; (ii) verification from the SRSG Administrator that such entity is current with all its payment obligations relative to the SRSG, and (iii) verification from the SRSG Administrator that such entity has provided the required data to the SRSG Administrator and has in place the required facilities to effectively transmit and receive data with the Administrator Site System.

9.9 Upon successful completion of the certification process, the entity shall be deemed a Party and the SRSG Administrator shall provide notification to the Executive Committee and all Parties.

10.  COST RESPONSIBILITIES:

     10.1 The costs of the SRSG shall be allocated as follows:

          10.1.1 All Developmental Costs and Capital Expenditures, approved by the Executive Committee, will be allocated equally among all Parties. Payments made by a Party pursuant to the Interim Funding Agreement No. 1 and the Funding Agreement No. 2 shall be credited towards such Party's share of Developmental Costs.

          10.1.2 Annual Administrative Costs, as set forth in the annual operating budget, will be allocated to the Parties as follows:

                  10.1.2.1 One-half (1/2) of the on-going Administrative Costs incurred shall be allocated equally among all Parties;

                  10.1.2.2 One-half (1/2) of the on-going Administrative Costs incurred shall be allocated to each Party in accordance with the ratio of its Firm Commitments to the total Firm Commitments of the SRSG at the time of the SRSG annual coincident Peak Commitment for the previous calendar year.

     10.2 Each entity eligible to become a Party shall be notified by the Executive Committee and shall, as a condition of the certification process, pay, within thirty (30) calendar days following such notification, an entrance fee equal to the sum of:

          10.2.1 Its share of Developmental Costs and Capital Expenditures in accordance with Section 10.1.1 herein; plus

          10.2.2 An Agreement Developmental Fee determined in accordance with Exhibit C attached hereto; plus

          10.2.3 Administrative Costs for incorporating the entity into the SRSG.

     10.3 A new Party shall begin incurring its share of ongoing Administrative Costs upon completion of the certification process set forth in
          Section 9.8 herein.

11.  DISBURSEMENT OF FUNDS:

     11.1 Application Fees - Application fees received from applicants pursuant
          ----------------
          to Section 9 herein, shall be utilized to offset the SRSG Administrator's expenses incurred in processing the application.

     11.2 Entrance Fees - Entrance fees received pursuant to Section 10.2
          -------------
          herein, shall be allocated equally to all Parties with the exception that the new Party shall not participate in the allocated disbursement.

     11.3 Penalty Funds - Penalty funds assessed by the SRSG Administrator
          -------------
          shall be allocated among the Parties using the same methodology utilized to allocate Administrative Costs, with the exception that the penalized Party or Parties shall not participate in the allocated disbursement of such penalty funds.

     11.4 Administrative Costs - The initial payment of Administrative Costs
          --------------------
          received from a new Party pursuant to Section 10.3 herein, shall be allocated among the existing Parties using the same methodology utilized to allocate Administrative Costs.

12.  VOTING AND APPROVALS:

     All matters requiring approval as provided in this Agreement, shall be approved through the following procedures:

     12.1 Amendments - Any amendments to this Agreement shall be approved by
          ----------
          unanimous vote of the Parties. Unless otherwise specified, amendments to this Agreement shall become effective when all Party signatures have been received subject to the provisions of Section 19 herein.
          The Executive Committee chairperson shall be responsible for circulating the appropriate signature pages to each Party, receiving executed counterparts, notifying the Parties when all signatures have been received, distributing executed originals to all Parties and the SRSG Administrator, and ensuring that appropriate regulatory filings are made.

     12.2 Operating Procedures - Modification of an Operating Procedure
          --------------------
          developed under this Agreement, which has been expressly granted to a committee shall become effective and apply to all Parties when the necessary affirmative votes have been received.

     12.3 Committee Voting - Unless otherwise stated in this Agreement, all
          ----------------
          matters requiring committee approval shall be approved by a three-quarters (75%) majority vote of committee representatives present at a meeting of the appropriate committee; provided, that a quorum of at least seventy percent (70%) of the respective representatives or their alternates are in attendance, in person or represented by proxy. Provided further, that written notice be given by the committee chairperson to each Party's designated committee representative(s) at least two (2) weeks in advance of the meeting unless otherwise agreed. Such notice shall include an agenda of the meeting.

          12.3.1 A Party casting an abstention vote shall be deemed in attendance for purposes of determining whether a quorum exists; provided, however, that determination of whether a three-quarter (75%) majority agreement of the Parties exists with respect to any issue shall be made by counting the votes of only the non-abstaining Parties.

          12.3.2 If a vote is taken by telephone or other direct communication at the direction of the committee chairperson, all committee representatives or alternate(s) shall be contacted and given an opportunity to vote. A three-quarters (75%) majority vote shall be required for approval and the results documented in writing by the committee chairperson. A record of all such votes shall be distributed to all designated committee representative(s) and the SRSG Administrator.

13.  BILLING AND PAYMENTS:

     All billing and payments associated with this Agreement, shall be in accordance with this Section 13, and as set forth in the applicable Operating Procedure(s).

     13.1 The accounting and billing period associated with all charges shall be for one (1) calendar month, unless otherwise specified herein, or agreed to by the Parties in writing. Each bill shall include an itemized list of expenses. Bills sent to any Party shall be sent to the official billing address specified in Exhibit B.

     13.2 Charges associated with this Agreement are listed below, but are not limited to:

          13.2.1  Administrative Costs - Administrative Costs shall be billed
                  --------------------
                  on an annual basis to each Party by the SRSG Administrator.

          13.2.2  Capital Expenditures - Capital Expenditures shall be billed
                  --------------------
                  monthly to the Parties by the SRSG Administrator, or as otherwise agreed to by the Operating Committee.

          13.2.3  Emergency Assistance - Emergency Assistance shall be billed
                  --------------------
                  between the Parties on a monthly basis, or as otherwise agreed to among the Parties in writing.

     13.3 Bills issued by any Party, or the SRSG Administrator, shall be issued within the first ten (10) days of the month following the month(s) in which services were furnished. Payments for amounts billed shall be due and payable on or before the close of business on the twentieth
          (20) calendar day after the date of receipt of the bill.

     13.4 Payments shall be made by electronic transfer to a bank designated by the Party to which payment is due, or any other method which provides immediately available funds on the date payment is due. Payments shall be considered paid when payment is received by the billing Party.

     13.5 Bills not paid in full on or before the due date shall thereafter accrue an interest charge equal to the prime rate of interest plus two percent (2%) per annum, or the maximum interest rate permitted by law, if any, whichever is less, prorated daily from the date due to the date the amount due is paid in full. The prime rate shall be as established by the Bank of America, or any other institution mutually agreed to by the Parties in writing, on the last business day of the month for which the bill was submitted.

     13.6 In case any portion of any bill is in dispute, the entire bill shall be paid in full when due. Any excess amount, which as a result of a dispute may have been overpaid, shall be returned by the owing Party upon determination of the correct amount, with interest accrued at the rate specified in Section 13.5 herein, prorated by the number of days from the date of overpayment to the date of refund.

     13.7 There shall be no interest accrued on overpayments resulting from inadvertent errors in payment. Refunds on overpayments shall be limited to a period of time not to exceed two (2) years from the date payment is received by the billing Party.

14.  AUDITS:

     14.1 Each Party, at reasonable times and at its normal places of business, shall at no charge make available its records and supporting documentation of any cost, payment, settlement, or data submittal, not subject to a confidentiality agreement with a third party, pertaining to any bill rendered to a Party hereunder for the inspection of that Party for a period of time not to exceed two (2) years from the date such bills were rendered, unless such data is the subject of an ongoing audit.

          14.1.1 A Party requesting to review another Party's records will give such Party sufficient notice of its intent, but in no event less than thirty (30) days prior to the date of the review.

          14.1.2 The requesting Party, using personnel from its own staff or its agent, may perform this review.

          14.1.3 All costs incurred in performing this review will be at the requesting Party's expense.

          14.1.4 The Party performing the review shall not release the other Party's records or disclose any information contained therein to any other Party or third party without written consent of the Party whose records were reviewed, unless otherwise required by law.

     14.2 The Operating Committee, at reasonable times and at its normal places of business, may audit a Party's records and supporting documentation of any information submitted to the Administrator Site System, and Disturbance data when applicable. Unless such data is subject to an ongoing audit, no Party shall be required to maintain its records and supporting documentation for any data submitted hereunder for a period of time in excess of two (2) years from the date such data was submitted. Audits shall be limited to a period of time not to exceed two (2) years from the date of the audit request.

15.  DISPUTE RESOLUTION:

     15.1 Any controversy, dispute or claim arising out of, in connection with, or relating to the interpretation of this Agreement, or the alleged breach hereof, shall:

          15.1.1 First be submitted to the Operating Committee for resolution. If the Operating Committee representatives are unable to reach resolution within three (3) calendar months or if the aggrieved Party is not satisfied with the resolution of the Operating Committee, such dispute, controversy or claim shall be forwarded to the Executive Committee.

          15.1.2 Upon receipt of a dispute, controversy or claim forwarded in accordance with Section 15.1.1 herein, the Executive Committee shall meet or confer within thirty (30) days (or such other period of time as mutually agreed upon by the representatives of the Executive Committee) to discuss and attempt to reach a resolution of the dispute controversy or claim. If the Executive Committee cannot resolve the dispute, controversy or claim within thirty (30) days after its initial meeting or conference (or within such other period of time mutually agreed upon by the representatives of the Executive Committee) or if the aggrieved Party is not satisfied with the resolution of the Executive Committee, the aggrieved Party may request and file a petition for arbitration within thirty (30) days.

     15.2 If all Parties to the controversy, dispute or claim consent to arbitration, such arbitration shall be conducted in accordance with the Commercial Arbitration Rules of the American Arbitration Association. Judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction thereof. The Parties agree to cooperate and use best efforts to arbitrate in a timely manner. The arbitration is subject to the following:

          15.2.1 The arbitration shall be heard by one arbitrator. Such arbitrator shall have experience in the electric utility industry, shall not be a customer of any Party involved in the dispute, and shall not have any current or past substantial business or financial relationships with any Party involved in the dispute.

          15.2.2 The arbitrator shall have the discretion to order a pre-hearing exchange of information by the Parties involved in the dispute, including, without limitation, production of requested documents, exchange of summaries of testimony of proposed witnesses, and examination by deposition of Parties involved in the dispute.

          15.2.3 The arbitration shall be conducted in accordance with the American Arbitration Association's Commercial Arbitration Rules ("Rules") in effect at the time of the arbitration.

          15.2.4 The arbitrator shall have the authority to award any remedy or relief that a state or federal court which would have jurisdiction over the dispute could grant.

          15.2.5 The arbitration award shall be in writing and shall specify the factual and legal basis for the award. The award shall be final and binding upon the Parties involved in the dispute except with respect to issues over which FERC, RUS, or other entities having jurisdictional authority have retained ultimate authority to resolve, in which case, an aggrieved Party may appeal the decision of the arbitrator to that entity having jurisdiction for review.

          15.2.6 No Party nor the arbitrator may disclose the existence, content, or results of any arbitration hereunder without the prior written consent of all Parties involved in the dispute, unless otherwise required by law.

          15.2.7 Each Party involved in the dispute shall pay for an equal share of the arbitrator's fee including travel and lodging.

          15.2.8 The arbitration shall be governed by the Federal Arbitration Act ("FAA"). If terms and conditions of this Section 15 conflict with the FAA, then the FAA shall prevail.

          15.2.9 The prevailing Party in an arbitration proceeding shall be entitled to reasonable attorneys' fees, expert witness fees, and other incidental costs incurred in the proceeding, as determined by the arbitrator.

     15.3 In the event that all such Parties do not consent to arbitration, any one or more of such Parties shall be free to seek resolution of the controversy, dispute or claim in such manner as may be provided by law, or in equity.

     15.4 To the extent a dispute, controversy or claim involves the SRSG Administrator, this Agreement, and the rights and obligations hereunder shall be construed in accordance with the applicable federal laws and laws of the state in which the SRSG Administrator's principal headquarters is located.

16.  UNCONTROLLABLE FORCES:

     No Party shall be considered to be in default in performance of any of its obligations under this Agreement, except to pay amounts due under this Agreement, when a failure of performance is due to an uncontrollable force. The term "uncontrollable force" means any cause beyond the control of the Party affected, including but not restricted to flood, drought, earthquake, storm, fire, lightning, epidemic, war, riot, civil disturbance or disobedience, labor dispute, sabotage, changes in law or regulation, restraint by court order or public authority and action or non-action by or failure to obtain the necessary authorizations or approvals from any governmental agency or authority which by exercise of due diligence such Party could not reasonably have been expected to avoid and which by exercise of due diligence it has been unable to overcome. No Party shall, however, be relieved of liability for failure of performance if such failure is due to causes arising out of its own gross negligence or willful misconduct or due to removable or remediable causes which it fails to remove or remedy within a reasonable time period. Nothing contained herein shall be construed to require a Party to settle any strike or labor dispute in which it may be involved. A Party rendered unable to fulfill its obligations under this Agreement by reason of an uncontrollable force shall give prompt written notice of such fact to the other Parties and shall exercise due diligence to remove such inability within a reasonable time period. Nothing contained herein shall excuse a Party from all or any portion of its obligations to maintain Contingency Reserve hereunder, so long as such Party is serving Load.

17.  WAIVERS:

     A Party's waiver of its rights with respect to a default hereunder, or any other matter hereunder, shall not be deemed a waiver with respect to any subsequent default of the same or any other matter.

18.  NOTICES:

     18.1 A formal notice, demand or request provided for in this Agreement, shall be in writing and shall be properly served, given or made if delivered in person, or sent by either registered or certified mail, postage prepaid, or prepaid telegram or facsimile or E-mail followed by a written original, to the persons specified in Exhibit A attached hereto and hereby made a part of this Agreement.

     18.2 The designation of any person specified in either Exhibit A or Exhibit B, or the address of any such person, may be changed at any time with ten (10) days prior written notice to the other Parties and to the SRSG Administrator given in the same manner as provided in Section
          18.1 herein, for other notices.

     18.3 Notices and requests of a routine nature in connection with delivery or receipt of power or Energy or in connection with operation of facilities shall be given in such manner as the committees from time to time shall prescribe.

19.  APPROVALS:

     19.1 This Agreement is subject to valid laws, orders, rules and regulations of duly constituted authorities having jurisdiction. Nothing contained in this Agreement shall be construed as a grant of jurisdiction over any Party by a state, federal, or regulatory agency not otherwise having jurisdiction by law.

     19.2 This Agreement requires execution by the Parties, acceptance for filing by the Federal Energy Regulatory Commission (FERC), or other regulatory bodies having jurisdiction thereof, and with respect to any Party subject to the jurisdiction of the Rural Utility Services (RUS), is subject to the approval of the RUS. If a regulatory body having jurisdiction, grants or orders a hearing or orders changes or modifications to this Agreement, then the Parties shall negotiate in good faith to change or modify the Agreement, so as to be acceptable to the Parties, the FERC, the RUS, or other regulatory bodies having jurisdiction.

     19.3 An amendment or change in rates established pursuant to this Agreement and which is subject to the FERC, the RUS, or other regulatory bodies having jurisdiction with regard to any Party, shall become effective hereunder upon execution by the Parties. If a regulatory body having jurisdiction, grants or orders a hearing or orders changes or modifications to such amendment or change in rates, then the Parties shall negotiate in good faith to change or modify such amendment, so as to be acceptable to the Parties, the FERC, the RUS, or other regulatory bodies having jurisdiction.

     19.4 Nothing contained herein shall be construed as affecting in any way the right of the Parties furnishing service under this Agreement, to unilaterally make application to the FERC for a change in rates, charges, classifications, or service, or in any rule, regulation, contract, or provision of any appendix relating thereto under Section 205 of the Federal Power Act and pursuant to the FERC's rules and regulations promulgated thereunder. Provided, however, that the Party making application to the FERC shall give the other Parties to the Agreement at least sixty (60) days advance written notice of its intent to initiate such filing so that the Parties can, if possible, reach a mutually acceptable change to the Agreement through the negotiation of the Parties.

20.  TRANSFER OF INTEREST IN AGREEMENT:

     No voluntary transfer of interest, rights, or obligations of any Party under this Agreement, shall be made without the written consent and approval of all other Parties except to a successor in operation of the System, or any component thereof. Written approval when required shall not
     be unreasonably withheld.  Any successor   or assignee of the rights of any
     Party, whether by voluntary transfer, judicial or foreclosure sale or otherwise, shall be subject to all the provisions and conditions of this Agreement, to the same extent as though such successor or assignee were the original Party hereunder, and no assignment or transfer of any rights hereunder shall be effective unless and until the assignee or transferee agrees in writing to assume all of the obligations of the assignor or transferor and to be bound by all of the provisions and conditions of this Agreement; provided, that the execution of a mortgage or trust deed or a judicial or foreclosure sale made thereunder, or if through the disposition by the Administrator of the RUS, shall not be deemed a voluntary transfer within the meaning of this Section 20. If, due to reorganization, sale/purchase, or other means, a Party changes its relationship to the SRSG, its membership(s) will be evaluated by the Executive Committee and any appropriate change in representation will be subject to approval of the Executive Committee.

21.  SEVERABILITY:

     In the event that any of the terms, covenants or conditions of this Agreement, or the application of any such term, covenant, or condition, shall be held invalid as to any person or circumstance by any court having jurisdiction, all other terms, covenants, or conditions of this Agreement, and their application shall not be affected thereby, but shall remain in force and effect unless a court holds that the provisions are not separable from all other provisions of this Agreement.

22.  RELATIONSHIP OF PARTIES:

     22.1 Nothing contained herein shall be construed to create an association, joint venture, trust, or partnership, or impose a trust, partnership, covenant, obligation, or liability on or with regard to any one or more of the Parties. Each Party shall be individually responsible for its own covenants, obligations, and liabilities under this Agreement.

     22.2 All rights of the Parties are several, not joint. No Party shall be under the control of or shall be deemed to control another Party. Except as expressly provided in this Agreement, no Party shall have a right or power to bind another Party without its express written consent.

23.  NO DEDICATION OF FACILITIES:

     Any undertaking by one Party to another Party under any provision of this Agreement, shall not constitute the dedication of the System or any portion thereof of the undertaking Party to the public or to the other Party, and it is understood and agreed that any such undertaking, by a Party shall
     cease upon the termination of such   Party's obligations under this
     Agreement.

24.  THIRD PARTY BENEFICIARIES:

     This Agreement shall not be construed to create rights in, or to grant remedies to, any third party as a beneficiary of this Agreement, or of any duty, obligation or undertaking established herein.

25.  LIABILITY:

     25.1 Subject to any applicable state and federal law which specifically prevents a Party from complying with the provisions hereof, and except for the obligation to pay amounts due in accordance with Section 13 herein, no Party, its directors, members of its governing bodies, officers or employees, shall be liable to any other Party or Parties for loss or damage to property, loss of earnings or revenues, personal injury, or any other direct, indirect, or consequential damages or injury which may occur or result from the performance or non-performance of this Agreement, including any negligence arising hereunder, unless actions or claims and resulting liability, judgments and costs were caused by or resulted from action taken or not taken by a Party or Parties at the direction of its or their directors, members of its governing bodies, officers or employees with management or administrative responsibility affecting its or their performance under this Agreement, which is knowingly or intentionally taken or not taken with conscious indifference to the consequences thereof or with the intent that injury or damage would result or would probably result therefrom. For the purposes of this Section 25 herein, a "Party" shall include the SRSG Administrator; if the SRSG Administrator is a Party to this Agreement.

     25.2 The benefits of Section 25.1 herein, shall not extend to a Party prevented by state or federal law from complying with the provisions thereof.

26.  DEFAULTS:

     26.1 A Party shall be in default in payment when payment is not received within ten (10) days after its final due date. A default by any Party in its payment obligations under this Agreement, shall be cured by payment of all overdue amounts together with interest accrued at the rate set forth in Section 13.5 herein, prorated daily from the due date to the date the payment curing the default is made.

     26.2 Notwithstanding Section 25 herein, a defaulting Party shall be liable to the non-defaulting Parties for all costs, including costs of collection and reasonable attorney fees incurred by such non-defaulting Parties, plus interest as provided in Section 26.1 hereof. The proceeds paid by a defaulting Party to remedy any such default shall be distributed to the non-defaulting Parties in proportion to the additional costs and expenses actually paid by the non-defaulting Parties as a result of the default.

     26.3 The rights of a Party who is in default of any of its payment or other material obligations herein, may be suspended by a vote of the non-defaulting Parties' representatives on the Operating Committee or terminated by a vote of the non-defaulting Parties' representatives on the Executive Committee. This provision allowing the non-defaulting Parties to suspend or terminate such rights is in addition to any other remedies provided in this Agreement, at law, or in equity, and shall in no way limit the non-defaulting Parties' ability to seek judicial enforcement of the defaulting Party's obligations under this Agreement. Upon the effective date of such suspension or termination of rights, all rights of the defaulting Party and all obligations of non-defaulting Parties to the defaulting Party imposed by this Agreement, except payment obligations, shall immediately be suspended or terminated.

     26.4 Upon suspension or termination of the rights of a defaulting Party under this Agreement, the Operating Committee shall review reserve responsibility and cost allocations of the non-defaulting Parties and make adjustments thereto as it deems necessary.

27.  OTHER AGREEMENTS:

     No provision of this Agreement, shall preclude a Party from entering into other agreements or conducting transactions under existing agreements with other Parties or third parties. This Agreement, shall not be deemed to modify or change any rights or obligations under any prior contracts or agreements between or among any of the Parties.

28.  PROPRIETARY INFORMATION:

     All material of any nature originated or developed hereunder by the committees, SRSG Administrator, or any Party including, but not limited to, reports and computer printouts, shall remain the sole property of the Parties despite distribution, if any, to participating Parties or third parties. It is hereby agreed that such material shall be deemed to contain confidential or proprietary information and shall not be released by any Party to any other Party or third party without the originating Party's consent, unless required by law, or such material has subsequently been made available to the public by the Party owning such material. Prior to releasing such records, to the extent applicable law allows, at least ten
     (10) working days notice shall be given to   the Party whose records are
     being released.

29.  PARTICIPATION BY THE UNITED STATES:

     The participation by the United States in this Agreement is subject in all respects to acts of Congress and to lawful and valid regulations established thereunder and rate schedules promulgated by the delegates of the Secretary of Energy thereunder. Reference to any Federal statute, regulation or executive order in this Agreement, shall be for the purpose of identification only and all Parties agree that performance by the United States will require compliance with all current laws, regulations, or executive orders. Updates, revisions, reissuances, or a new enactment of law, regulation, or executive order may also be applicable by the terms of such law, regulation, or executive order to performance by the United States hereunder.

30.  CONTINGENT UPON APPROPRIATIONS:

     The United States shall make every effort to obtain appropriations as necessary for continued participation in this Agreement; however, it is understood that the participation of the United States is contingent upon obtaining the necessary appropriations and, if such necessary appropriations are not obtained from Congress, then the other Parties hereby agree to release and discharge the United States from any financial liability or responsibility in connection with the continued participation and associated rights in this Agreement; provided, that if the United States is unable to continue participation as a result of non-appropriation of funds, the United States will, at the time sufficient funds are appropriated, make payment to the appropriate Party or Parties equal to the amount plus interest calculated pursuant to Section 13.5 herein, which become due under this Agreement, if funds had been timely appropriated. Payment by the United States shall constitute performance by the United States as if funds had been appropriated and payment made as scheduled. Full reinstatement of the United States under the terms of this Agreement shall be granted only if funds are appropriated in amounts to cover any obligations which might arise by virtue of the application of
     Section 26 herein.

31.  OFFICIALS NOT TO BENEFIT:

     No Member of or Delegate to Congress or Resident Commissioner shall be admitted to any share or part of this Agreement, or to any benefit that may arise herefrom, but this restriction shall not be construed to extend to this Agreement if made with a corporation or company for its general benefit.

32.  EXECUTION BY COUNTERPART:

     This Agreement may be executed in any number of counterparts, and upon execution of this Agreement by all Parties, each executed counterpart shall be binding, and all executed counterparts shall together have the same force and effect as an original instrument as if all Parties had signed the same instrument. Any signature page of this Agreement may be detached from any counterpart of this Agreement without impairing the legal effect of any signature thereon, and may be attached to another counterpart of this Agreement identical in form hereto but having attached to it one or more signature pages.

33.  SIGNATURE CLAUSE:

     Each Party hereto represents and warrants that the person executing this Agreement has been duly authorized to act on its behalf.



                                 ARIZONA ELECTRIC POWER COOPERATIVE, INC.



                                 BY:     /s/ MILES H. OLDFATHER
                                    -------------------------------------------
                                 TITLE:  Board Vice President
                                       ----------------------------------------
                                 DATE:   November 11, 1997
                                      -----------------------------------------



                                 ARIZONA PUBLIC SERVICE COMPANY



                                 BY:     /s/ JACK DAVIS
                                    --------------------------------------------
                                 TITLE:  Executive V.P. Commercial Operations
                                       -----------------------------------------
                                 DATE:   November 7, 1997
                                      ------------------------------------------

                                 CITY OF FARMINGTON



ATTEST:
                                 BY:     /s/ MAUDE GRANTHAM RICHARDS
                                    --------------------------------------------
                                 TITLE:  Electric Utility Director
------------------------            --------------------------------------------
                                 DATE:   November 14, 1997
                                    --------------------------------------------



                                 EL PASO ELECTRIC COMPANY



                                 BY:     /s/ JOHN A. WHITACRE
                                    --------------------------------------------
                                 TITLE:  Assistant VP-System Operations
                                       -----------------------------------------
                                 DATE:   November 24, 1997
                                      ------------------------------------------




                                 INCORPORATED COUNTY OF LOS ALAMOS



ATTEST:
                                 BY:     /s/ D. CHRISTOPHER ORTEGA
                                    --------------------------------------------
                                 TITLE:  Utilities Manager
------------------------               -----------------------------------------
                                 DATE:   November 13, 1997
                                      ------------------------------------------



                                 NEVADA POWER COMPANY



                                 BY:     /s/ MATT H. DAVIS
                                    --------------------------------------------
                                 TITLE:  Division Director, System Planning &
                                         Operations
                                       -----------------------------------------
                                 DATE:   November 6, 1997
                                      ------------------------------------------

                                 PLAINS ELECTRIC GENERATION AND
                                 TRANSMISSION COOPERATIVE, INC.



ATTEST:
                                 BY:     /s/ MICHAEL S. McINNES
                                    --------------------------------------------
                                 TITLE:  Executive VP/General Manager
------------------------               -----------------------------------------
Assistant Secretary              DATE:   November 10, 1997
                                      ------------------------------------------



                                 PUBLIC SERVICE COMPANY OF NEW MEXICO



                                 BY:     /s/ R. FLYNN
                                    --------------------------------------------
                                 TITLE:  Sr. Vice President, Electric Services
                                       -----------------------------------------
                                 DATE:   November 10, 1997
                                      ------------------------------------------



                                 SALT RIVER PROJECT AGRICULTURAL
                                 IMPROVEMENT AND POWER DISTRICT



                                 BY:     /s/ MARK B. BONSALL
                                    --------------------------------------------
                                 TITLE:  Associated General Manager
                                       -----------------------------------------
                                         Marketing, Customer Service, Finance
                                       -----------------------------------------
                                         and Planning
                                       -----------------------------------------

                                 DATE:   November 13, 1997
                                      ------------------------------------------



                                 TUCSON ELECTRIC POWER COMPANY



                                 BY:     /s/ N. A. DELAWDER
                                    --------------------------------------------
                                 TITLE:  Vice President
                                       -----------------------------------------
                                 DATE:   November 12, 1997
                                      ------------------------------------------

                                 WESTERN AREA POWER ADMINISTRATION
                                 DESERT SOUTHWEST REGION



                                 BY:     /s/ J. T. CARLSON
                                    --------------------------------------------
                                 TITLE:  Regional Manager
                                       -----------------------------------------
                                 DATE:   November 17, 1997
                                      ------------------------------------------

                        SOUTHWEST RESERVE SHARING GROUP
                        -------------------------------
                            PARTICIPATION AGREEMENT
                            -----------------------
                                   EXHIBIT A
                                   ---------
                     Official Mailing Titles and Addresses
                     -------------------------------------
                                 of the Parties
                                 --------------


     Arizona Electric Power Cooperative
     ----------------------------------
     c/o Executive Vice President and General Manager
     P. O. Box 670
     Benson, AZ 85602

     Arizona Public Service Company
     ------------------------------
     c/o Secretary of the Company
     Arizona Public Service Company
     P. O. Box 53999
     Phoenix, AZ 85072-3999

     City of Farmington
     ------------------
     c/o Electric Utility Director
     800 Municipal Drive
     Farmington, NM 87401

     El Paso Electric Company
     ------------------------
     c/o Secretary
     P. O. Box 982
     El Paso, TX 79960

     Incorporated County of Los Alamos
     ---------------------------------
     c/o Manager, Department of Public Utilities
     P. O. Drawer 1030
     Los Alamos, NM  87544

     Nevada Power Company
     --------------------
     c/o Division Director, System Planning and Operations
     6226 West Sahara Avenue (89102)
     P.O. Box 230
     Las Vegas, NV  89151

     Plains Electric Generation and Transmission Cooperative, Inc.
     -------------------------------------------------------------
     P. O. Box 6551
     Albuquerque, NM 87197

     Public Service Company of New Mexico
     ------------------------------------
     c/o Secretary
     Alvarado Square
     Albuquerque, NM 87158



                                    Ex A-1

     Salt River Project Agricultural Improvement and Power District
     --------------------------------------------------------------
     c/o Secretary
     P. O. Box 52025
     Phoenix, AZ  85072-2025

     SRSG Administrator
     ------------------
     c/o SRSG Administrator - Mail Sta: POB013
     P.O. Box 52025
     Phoenix, AZ  85072-2025

     Tucson Electric Power Company
     -----------------------------
     c/o Secretary
     P. O. Box 711
     Tucson, AZ 85702

     Western Area Power Administration - Desert Southwest Region
     -----------------------------------------------------------
     c/o Regional Manager
     Western Area Power Administration
     P. O. Box 6457 (615 S. 43/rd/ Avenue)
     Phoenix, AZ  85005-6457



                                    Ex A-2

                        SOUTHWEST RESERVE SHARING GROUP
                        -------------------------------
                            PARTICIPATION AGREEMENT
                            -----------------------
                                   EXHIBIT B
                                   ---------
                          Official Billing Addresses
                          --------------------------

Arizona Electric Power Cooperative
----------------------------------
Attn:  Randall Welker
P.O. Box 670
Benson, AZ  85602
Phone:  (520) 586-5241
FAX:  (520) 586-5279

Arizona Public Service Company
------------------------------
Attn:  Marceline Otondo
P.O. Box 53999, ms 2208
Phoenix, AZ  85072-3999
Phone:  (602) 250-1268
FAX:  (602) 250-1127

City of Farmington
------------------
Attn:  Dean Chirigos
501 McCormick School Road
Farmington, NM  87401
Phone:  (505) 324-3401
FAX:  (505) 326-2315

El Paso Electric Company
------------------------
Attn:  AVP - System Operations, m/s 751
P.O. Box 982
El Paso, TX  79960
Phone:  (915) 543-5888
FAX:  (915) 521-4763

Incorporated County of Los Alamos
---------------------------------
Department of Public Utilities
Attn:  Holly Brown
P.O. Drawer 1030
Los Alamos, NM  87544
Phone:  (505) 662-8004
FAX:  (505) 662-8005

Nevada Power Company
--------------------
Attn:  Barbara Sztabnik, M/S 20
6226 West Sahara Avenue (89102)
P.O. Box 230
Las Vegas, NV  89151
Phone:  (702) 227-2476
FAX:  (702) 367-5096


                                    Ex B-1

Plains Electric Generation and Transmission
-------------------------------------------
Attn:  Dorothy Reyes
2401 Aztec Road NE
P.O. Box 6551
Albuquerque, NM  87197-6551
Phone:  (505) 889-7200
FAX:  (505) 889-7430

Public Service Company of New Mexico
------------------------------------
Alvarado Square
Albuquerque, NM,  87158
ATTN:  Supervisor, Energy Analysis, MS-EP11
Phone:  (505) 241-2400
FAX:  (505) 241-6891

Salt River Project Agricultural Improvement and Power District
--------------------------------------------------------------
Attn:  Manager of Power Generation - Mail Sta. POB004
P.O. Box 52025
Phoenix, AZ  85072-2025
Phone:  (602) 236-3965
FAX:  (602) 236-3961

Tucson Electric Power Company
-----------------------------
Energy Accounting - SC209
Tucson Electric Power
P.O. Box 711
Tucson, AZ  85702
Phone:  (520) 745-7173
FAX:  (520) 745-3348

Western Area Power Administration - Desert Southwest Region
-----------------------------------------------------------
Manager, Billing and Scheduling
615 S. 43/rd/ Ave.
P.O. Box 6457
Phoenix, AZ  85009-6457
Phone:  (602) 352-2555
FAX:  (602) 352-2569


                                    Ex B-2

                        SOUTHWEST RESERVE SHARING GROUP
                        -------------------------------
                            PARTICIPATION AGREEMENT
                            -----------------------
                                   EXHIBIT C
                                   ---------
                          Agreement Developmental Fee
                          ---------------------------



The Agreement Developmental Fee allocated to new members shall be determined as follows:



       (Agreement Development Costs)
       -----------------------------
            (Number of Parties)       =   Agreement Developmental Fee



Where:
-----

Agreement Development Cost = [Labor Cost + Travel Cost] X [(Number of Meetings)
                             X (Number of attendees) X (8-hours/day)]

Number of Meetings = Total number of meetings held in regards to the initial formation and development of the SRSG.

Labor Cost = Average labor cost per man-hour ($50/man-hour), this average includes labor and overheads

Travel Cost = Average cost per man-hour ($25/man-hour), this is based on an average of $200 per person per day for travel, room, and meals.






       From July, 1996 through October 23, 1997, the Agreement Developmental Fee is:

                    ($405,600)
                    ----------
                       (11)     =  $36,873



                                    Ex C-1

                               SERVICE SCHEDULE A

                              RESERVE OBLIGATIONS

                               SERVICE SCHEDULE A
                               ------------------
                              RESERVE OBLIGATIONS
                              -------------------
A-1. PARTIES:

     This Service Schedule A is agreed upon as part of the Agreement.

A-2. GENERAL:

     A-2.1 The purpose of this Service Schedule A is to define the aggregate reserve requirements of the SRSG and to specify the apportionment thereof among the Parties. Specific reserve requirements of the individual Parties are described and settlement provisions for reserve deficiencies are also established herein.

     A-2.2 All reserve requirement calculations derived herein shall be rounded up to the nearest whole Megawatt.

     A-2.3 It is the intent of the Parties to meet or exceed the WSCC Minimum Operating Reliability Criteria, and the NERC control performance and disturbance control standards, as they may be adopted, modified, or revised.

     A-2.4 The SRSG has been formed for the purpose of sharing Contingency Reserves only. Any reserve obligation necessary to meet NERC and WSCC criteria for regulation, interruptible imports, and on-demand contracts will continue to be the responsibility of each Party.

A.3. TERM:

     This Service Schedule A shall continue in effect concurrently with the Agreement unless and until terminated by the Parties in accordance with the provisions of Section 5 of the Agreement.

A-4. SRSG CONTINGENCY RESERVE REQUIREMENT:

     A-4.1 Consistent with this Agreement, the Parties shall ensure the proper level and location of the Contingency Reserves. The scheduling of these Contingency

            Reserves shall be in accordance with Operating Procedures established by the Operating Committee.

     A-4.2 The amount of Contingency Reserve to be maintained jointly for the SRSG shall be the greater of either:

            A-4.2.1 The loss of generating Capacity due to forced outage of generation or transmission equipment that would result from the Most Severe Single Contingency of the SRSG (at least half of which must be Spinning Reserve); or

            A-4.2.2 The sum of five percent (5%) of the aggregate Firm
                    Commitment responsibility served by the Parties with hydro generation, plus seven percent (7%) of the aggregate Firm Commitment responsibility served by the Parties with thermal generation (at least half of which must be Spinning Reserve).

     A graphic representation of the SRSG Contingency Reserve calculation is depicted in Attachment 1 to this Service Schedule A.

A-5. SRSG SPINNING RESERVE REQUIREMENT:

     The amount of Spinning Reserve to be maintained jointly for the SRSG shall be equal to fifty percent (50%) of the SRSG Contingency Reserve requirement determined in accordance with Section A-4.2 herein. All SRSG Spinning Reserve shall be responsive to WSCC frequency deviations.

A-6. RESERVE RESPONSIBILITY VALUE/RESERVE RESPONSIBILITY RATIO:

     A-6.1  Reserve Responsibility Value (RRV)
            ----------------------------------

            A Party's RRV is equal to twenty-five percent (25%) of its Firm Commitment, plus one-hundred percent (100%) of the number of megawatts associated with its Most Severe Single Contingency.

                                      \\\

     A-6.2  Reserve Responsibility Ratio (RRR)
            ----------------------------------

            A Party's RRR is equal to its RRV divided by the sum of the RRV's for each Party.

     Graphic representations of the Reserve Responsibility Value and Reserve Responsibility Ratio calculations are depicted in Attachment 2 to this Service Schedule A.

A-7. PARTY RESERVE QUOTAS:

     Each Party is responsible for supplying its quota for Contingency Reserve, which is made up of Spinning Reserve and Non-Spinning Reserve, for all hours based on the following reserve quotas. Contingency Reserves activated due to the occurrence of any event shall be restored by the affected Party or Parties in as short a period of time as possible, but not longer than sixty (60) minutes from the start of the event, unless and until the Operating Committee shall establish a different time period.

     A-7.1  Contingency Reserve -The hourly Contingency Reserve quota for a
            -------------------
            Party shall be equal to the product of the SRSG Contingency Reserve requirement for that hour, as determined in accordance with Section A-4.2 herein, multiplied by its RRR, as determined in accordance with Section A-6.2 herein; provided, however, each Party shall maintain at least 5 MW of Contingency Reserve at all times.

     A-7.2  Spinning Reserve - The hourly Spinning Reserve quota for a Party
            ----------------
            shall be equal to fifty percent (50%) of its hourly Contingency Reserve quota, as determined in accordance with Section A-7.1 herein; provided, however, each Party shall maintain at least 3 MW of Spinning Reserve at all times.

     Graphic representations of the Party's Contingency Reserve and Spinning Reserve calculations are depicted in Attachment 3 to this Service Schedule A.

A-8. PENALTIES:

     A-8.1 At the end of each hour, the SRSG Administrator shall compare the actual amount of Contingency Reserve and Spinning Reserve carried by each Party to that Party's respective reserve quotas. A Party shall be deficient in Contingency Reserve if the actual amount of reserve carried by the Party is less than that Party's respective reserve quotas. If a Party is deficient in the amount of Contingency Reserve, the deficient Party shall be assessed a penalty as set forth in the applicable Operating Procedure(s).

     A-8.2 Penalties imposed by NERC or WSCC on the SRSG for failure to carry required Contingency Reserves shall be applied only to the Party(ies) that caused the Contingency Reserve deficiency in proportion to which such Party(ies) contributed to the Contingency Reserve deficiency.

     A-9. BILLING AND PAYMENT

     All billings and payments associated with this Service Schedule A shall be made in accordance with Section 13 of the Agreement.

                                              ATTACHMENT 1 TO SERVICE SCHEDULE A
                                              ----------------------------------

                                 CALCULATION OF
                                 --------------
                     SRSG CONTINGENCY RESERVE REQUIREMENTS
                     -------------------------------------


                                            ------------------------------------
                                               7% of aggregate Firm Commitment
                                                 served by thermal generation

                                                             Plus

                                               5% of aggregate Firm Commitment
                                                  served by hydro generation
                                            ------------------------------------


   ----------------------------
     SRSG Contingency Reserve          Greater of
          Requirement
   ----------------------------


                                            ------------------------------------
                                                            SRSG's
                                               Most Severe Single Contingency
                                                       (Largest Hazard)
                                            ------------------------------------



Where:



                         ----------------------------
                           SRSG Contingency Reserve
                                  Requirement
                         ----------------------------


   ----------------------------                    ----------------------------
      SRSG Spinning Reserve                          SRSG Non-Spinning Reserve
   ----------------------------                    ----------------------------


                                                   ----------------------------
   ----------------------------                       SRSG Contingency Reserve
             50% of
    SRSG Contingency Reserve                                    Less
          Requirement
   ----------------------------                         SRSG Spinning Reserve
                                                   -----------------------------

                                              ATTACHMENT 2 TO SERVICE SCHEDULE A
                                              ----------------------------------


                                 CALCULATION OF
                                 --------------
                       RESERVE RESPONSIBILITY RATIO (RRR)
                       ----------------------------------
                                      AND
                                      ---
                       RESERVE RESPONSIBILITY VALUE (RRV)
                       ----------------------------------


                               --------------------------------
                                         Party's RRV
      -------------
       Party's RRR                        Divided By
      -------------
                                  Sum of RRV for All Parties
                               --------------------------------

   Where:

                               ------------------------------------------
                                  25% Hourly Integrated Firm Commitment

                                                  Plus

                                      100% Largest Thermal Hazard
                               ------------------------------------------


                               ------------------------------------------

                                  25% Hourly Integrated Firm Commitment
      -------------
       Party's RRV     Greater of                 Plus
      -------------
                                       100% Largest Hydro Hazard
                               ------------------------------------------


                               ------------------------------------------
                                  25% Hourly Integrated Firm Commitment

                                                  Plus

                                     100% Largest Transmission Hazard
                               ------------------------------------------

                                              ATTACHMENT 3 TO SERVICE SCHEDULE A
                                              ----------------------------------

                                 CALCULATION OF
                                 --------------
             PARTY'S CONTINGENCY AND SPINNING RESERVE REQUIREMENTS
             -----------------------------------------------------



                                         -----------------------------

                                            SRSG Contingency Reserve

                                                  Requirement

                                                 Multiplied by

                                                  Party's RRR

                                         -----------------------------


    ----------------------

     Party's Contingency    Greater of
     Reserve Requirement

    ----------------------

                                                 -------------

                                                      5 MW

                                                 --------------

                                         -----------------------------

                                                     50% of
                                               Party's Contingency
                                               Reserve Requirement

                                         -----------------------------

    ----------------------

       Party's Spinning     Greater of
     Reserve Requirement

    ----------------------



                                                 -------------

                                                      3 MW

                                                 -------------

                               SERVICE SCHEDULE B

                             ACTIVATION OF RESERVES
                                      FOR
                              EMERGENCY ASSISTANCE

                               SERVICE SCHEDULE B
                               ------------------

                ACTIVATION OF RESERVES FOR EMERGENCY ASSISTANCE
                -----------------------------------------------

B-1. PARTIES:

     This Service Schedule B is agreed upon as part of the Agreement.

B-2. GENERAL:

     The purpose of this Service Schedule B is to define the terms and conditions under which a Party is obligated to activate its reserves for another Party requesting Emergency Assistance.

B-3. TERM:

     This Service Schedule B shall continue in effect concurrently with the Agreement unless and until terminated by the Parties in accordance with provisions of Section 5 of the Agreement.

B-4. PARTY OBLIGATIONS:

     Each Party is responsible for the activation of reserves as follows:

     B-4.1  Party Experiencing a Disturbance
            --------------------------------

            The Party experiencing a Disturbance shall immediately activate its own Contingency Reserves and initiate a system disturbance message (which shall include a request for Emergency Assistance if required), in accordance with Operating Procedures established by the Operating Committee.

     B-4.2  Party Supplying Emergency Assistance
            ------------------------------------
            A Party supplying Emergency Assistance shall activate its reserves in accordance with Operating Procedures established by the Operating Committee.

     B-4.3  All Parties
            -----------

            B-4.3.1 Each Party shall be required to complete the activation of its reserves within ten (10) minutes from the time of the Disturbance.

            B-4.3.2 When supplying Emergency Assistance a Party has no obligation to supply more than its Contingency Reserve quota.

            B-4.3.3 A Party has no obligation to supply Emergency Assistance to another Party beyond a period of sixty (60) minutes from the time of the Disturbance.

     B-4.4 Pursuant to WSCC and NERC criteria, each Party shall maintain sufficient transmission to support the activation of its own Contingency Reserves and its Emergency Assistance obligations in accordance with the Agreement.

            B-4.4.1 The amount of non-recallable transmission required to predetermined points of delivery shall be determined using matrices for all major contingencies specifying the transmission paths necessary to deliver SRSG reserves in accordance with the applicable Operating Procedures as established by the Operating Committee.

B-5. SETTLEMENT FOR EMERGENCY ASSISTANCE:

     B-5.1  Transmission - Charges associated with the transmission utilized in
            ------------
            accordance with Section B-4.4 herein, shall be the responsibility of the Party reserving such transmission.

     B-5.2  Capacity - There shall be no Capacity (demand) charge associated
            --------
            with the supply or receipt of Emergency Assistance.

     B-5.3  Energy - The Party receiving Emergency Assistance shall pay the
            ------
            supplying Party or Parties for the Energy received at a rate of one-hundred percent (100%) of the supplying Party's cost incurred. For the purpose of this Agreement, the term "cost incurred" shall mean the expense incurred by the supplying Party in supplying Emergency Assistance, as such cost is determined in accordance with the applicable Operating Procedures as established by the Operating Committee. Such costs shall include, but not be limited to, the following:

            B-5.3.1 The cost of fuel which was consumed in generating Energy for Emergency Assistance; plus

            B-5.3.2 Startup and incremental cost of unit operation and maintenance.

B-6. PENALTIES:

     Penalties imposed by NERC or WSCC on the SRSG for failure to recover from a Disturbance shall be applied only to the Party(ies) that caused such failure.

B-7. BILLING AND PAYMENT

     All billings and payments associated with this Service Schedule B shall be made in accordance with Section 13 of the Agreement.